UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment Number 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

INTEGRATED CANNABIS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56291	90-1505708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6810 North State Road 7

Coconut Creek, Florida 33073

(Address of principal executive offices)(Zip Code)

(954) 906-0098

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Integrated Cannabis Solutions, Inc. is referred to herein as the “Registrant” or “Integrated Cannabis” or “we”, “our”, or “us” or the “Company”.

Consolidated Apparel, Inc. is referred to herein as “Consolidated”

Eugene Caiazzo (“Caiazzo”) is Consolidated’s President. Prior to the acquisition described below, Caiazzo owned 100% of the outstanding common stock shares of Consolidated. Caiazzo (along with Consolidated) is also referred to herein collectively as the “Seller” with respect to our acquisition of Consolidated as described immediately below.

 Explanatory Note

This Current Report on Form 8-K/A (Amendment Number 3) amends and supplements our Current Report on Forms 8-K/A filed with the Securities and Exchange Commission on September 1, 2021, December 13, 2021, and October 3, 2022.

Our October 3, 2022 8-K/A (Amendment Number 2) disclosed our October 3, 2022 Addendum to the December 13, 2021 Acquisition Agreement providing for our 100% acquisition of Consolidated, amending that agreement in the Consideration Section (Section 2), as follows:

•	2.1 The Purchase Price to be paid by the Buyer is $1,200,000 as further provided for in terms 2.2 – 2.4.

•	2.2 IHS shall assume Consolidated’s outstanding debt of $950,000.00 as of September 30, 2022 (“Assumption of Debt Amount”).

•	2.3 $374,778.40 of the Assumption of Debt Amount by IHS shall be exchanged with 175,000,000 Common Stock Shares of Integrated Cannabis valued at $0.002 to be issued to Caiazzo.

•	2.4 IHS shall issue a Promissory Note for $250,000 to Caiazzo attached hereto as Exhibit A in exchange for 250,000 common stock shares of Consolidated owned by Caiazzo to be issued to IHS.

Upon the closing of our 100% acquisition on October 3, 2022, Consolidated became our wholly owned subsidiary. Since 2017, Consolidated has conducted its principal business activities in the development, marketing and distribution of customized Performance Apparel using its dba branded names, Native Outfitters and Incite Performance Wear. The sale of Consolidated’s products occurs in the leisure market.

We also included in our Form 8-K, Amendment Number 2, the financial statements of Consolidated for the fiscal years ended December 31, 2020 and December 31, 2021 and the 6 months ended June 30, 2022, which are incorporated herein by reference. For the 6 months period ending June 30, 2022, Consolidated’s assets are $400,898 (including cash of $37,871), revenues of $675,626, and costs and expenses of $569,549.  For the 12 months ending December 31, 2021, Consolidated’s assets are $295,173 (including cash of $58,668), revenues of $1,224,524, and total costs and expenses of $1,119,972.

2

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Prior to the 100% acquisition of Consolidated, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the acquisition of Consolidated, we have ceased to be a shell company. The information contained in our October 3, 2022 Form 8-K Amendment Number 2 and this October 4, 2022 Form 8-K Amendment Number 3, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our subsequent Quarterly Reports on Forms 10-Q, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description

10.1	September 1, 2021 Acquisition Agreement (Previously Filed on Form 8-K on September 1, 2021)*

10.2	December 13, 2021 Acquisition Agreement (Previously Filed on Form 8-K December 13, 2021)*

10.3	October 3, 2022 Promissory Note between Integrated Holding Solutions, Inc. and Eugene Caiazzo**

10.4	October 3, 2022 Addendum to Acquisition Agreement**

10.5	Employment Agreement between Integrated Holding Solutions, Inc. and Eugene Caiazzo**

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*Previously filed

** Previously filed on Form 8-K/A, Amendment Number 2 filed on October 3, 2022.

3

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, the registrant has duly caused this Form 8-K/A, Amendment Number 3, to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Coconut Creek on October 4, 2022.

By:	/s/ Matthew Dwyer
Matthew Dwyer Chief Executive Officer/Chief Financial Officer
(Principal Executive Officer)

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

By:	/s/ Matthew Dwyer
Chief Executive Officer/Chief Financial Officer/Director
(Principal Executive Officer)

By:	/s/ Manuel Losada
Manuel Losada, Director

By:	/s/ Gene Caiazzo
Gene Caiazzo, Director

4